UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 14, 2024
AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29472	23-1722724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2045 EAST INNOVATION CIRCLE
TEMPE, AZ 85284
(Address of principal executive offices, including zip code)

(480) 821-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AMKR	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Amkor Technology, Inc. (the “Company”) held on May 14, 2024, the following proposals were voted on by the stockholders of the Company. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2024.

Election of Directors:
1.Election of the following 11 nominees to serve on the Board of Directors of the Company for a one-year term until the Company’s next annual meeting of stockholders and until their respective successors are duly elected and qualified or their earlier resignation or removal.

	Voted For	Withheld	Non-Votes
James J Kim	222,351,776	7,890,961	5,886,814
Susan Y. Kim	222,882,340	7,360,397	5,886,814
Giel Rutten	227,537,488	2,705,249	5,886,814
Douglas A. Alexander	227,170,285	3,072,452	5,886,814
Roger A. Carolin	206,881,506	23,361,231	5,886,814
Winston J. Churchill	203,221,526	27,021,211	5,886,814
Daniel Liao	229,556,880	685,857	5,886,814
MaryFrances McCourt	229,569,639	673,098	5,886,814
Robert R. Morse	227,174,465	3,068,272	5,886,814
Gil C. Tily	180,573,280	49,669,457	5,886,814
David N. Watson	229,270,370	972,367	5,886,814

Each of the director nominees was elected.

Approval, on an Advisory Basis, Compensation of Named Executive Officers:
2.Advisory vote to approve the compensation of the Company’s named executive officers.

Voted For	Against	Abstain	Non-Votes
225,923,161	4,182,000	137,576	5,886,814

The proposal passed.

Ratification of Accountants:
3.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Voted For	Against	Abstain	Non-Votes
232,326,316	3,729,049	74,186	—

The proposal passed.

Stockholder Proposal:
4.Votes on a stockholder proposal requesting that the Company report on the effectiveness of its diversity, equity and inclusion efforts.

Voted For	Against	Abstain	Non-Votes
47,276,490	181,743,506	1,222,740	5,886,814

The proposal did not pass.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.
By:	/s/ Mark N. Rogers
Mark N. Rogers
Executive Vice President, General Counsel, and Corporate Secretary

Date: May 17, 2024